LAZARD ASSET MANAGEMENT

Lazard World
Dividend & Income
Fund, Inc.

First Quarter Report

M A R C H  3 1 ,  2 0 0 8

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Shareholders,

We are pleased to present this First Quarter Report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended March 31, 2008. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

The Fund has been in operation for more than two and a half years, and we are pleased with LOR’s defensive Net Asset Value (“NAV”) performance for the first quarter of 2008, and its favorable since-inception NAV return. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2008)

For the first quarter of 2008, the Fund’s NAV performance declined by 7.9%, comparing favorably to the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”), which lost 9.3% . In addition, the Fund’s since inception annualized NAV return of 13.6% through March 31, 2008 has outperformed the Index return of 11.9% . Shares of LOR ended the first quarter of 2008 with a market price of $16.66, representing a 8.8% discount to the Fund’s NAV of $18.27. The Fund’s net assets were $125.7 million as of March 31, 2008, with total leveraged assets of $172.8 million, representing 27.3% leverage.

We believe that LOR’s investment thesis remains sound, as demonstrated by the Fund’s favorable NAV performance since inception. During the first quarter, the Fund’s world equity portfolio defended well, as holdings within the information technology and tele-com services sectors and within emerging market Asia outperformed. Stock picking within the United States, and within the consumer discretionary sector, detracted from returns. After a very strong year in 2007, the smaller, short-duration1 emerging market currency and debt portion of the Fund added value in the first quarter. This portfolio has been a meaningful positive contributor to performance for the Fund since inception.

Given the recent turmoil with respect to auction rate securities and closed-end funds, we would like to remind our investors that the Fund does not leverage the portfolio through the issuance of auction rate securities. Although the Fund employs leverage as part of its investment strategy, the leverage is achieved without relying on these types of securities.

As of March 31, 2008, 69.5% of the Fund’s total leveraged assets consisted of world equities, and 25.6% consisted of emerging market currency and debt instruments, while the remaining 4.9% consisted of cash and other assets.

Declaration of Dividends

The Fund’s Board of Directors has approved a monthly dividend distribution of $0.1167 per share on the Fund’s outstanding stock for each month since inception. In addition, in December of 2006, and in September and December of 2007, the Fund made additional required distributions of accumulated income and net realized capital gains. The cumulative distributions for the 12 months ended December 31, 2007 totaled $4.3823 per share, representing a market yield of 26.3% (including distributed capital gains), based on the share price of $16.66 at the close of NYSE trading on March 31, 2008. Note that LOR does not pay a managed distribution, and, as such, there has been no return of capital to investors since the Fund’s inception.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio
(69.5% of total leveraged assets)

The Fund’s world equity portfolio is generally invested in 60 to 90 securities, consisting primarily of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; HSBC Group, a U.K.-based banking group that provides a variety of international banking and financial services worldwide; Ford Otomotiv Sanayi, a Turkish manufacturer and distributor of motor vehicles (primarily commercial) and parts that offers its products under the Ford brand; and Nissen Holdings, a mail-order company based in Japan that is engaged in catalog and direct sales of a broad range of products and services.

As of March 31, 2008, 31.6% of the Fund’s world equity portfolio investments were based in North America, 23.8% were based in Continental Europe (not including the United Kingdom), 15.6% were from the United Kingdom, 11.4% were from Asia, 7.9% were from Australia and New Zealand, 5.8% were from Africa and the Middle East, and 3.9% were from Latin America. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at March 31, were financials (29.7%), which includes banks, insurance companies, and financial services companies, and telecommunications services (12.8%), a sector that encompasses those industries that provide voice, data, and video communications services. Other sectors in the portfolio included consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the world equity portfolio was approximately 6.3% as of March 31, 2008.

World Equity Markets Review
Global stocks experienced significant volatility during the first quarter of 2008, amid cycles of optimism and pessimism concerning the status of the global economy. In the United States, disappointing economic data, including a slowdown in consumer spending and continued deterioration of the housing markets, further weakened the outlook for economic growth. These factors contributed to the first quarter of 2008 being one of the worst starts to a year since 2001. Despite the U.S. Federal Reserve’s (the “Fed”) efforts to mitigate liquidity concerns within the financials sector, the sector continued to weaken, as highlighted by the continuing billion dollar write-offs by many of the largest U.S. financial institutions arising from poorly timed investments in asset-backed securities and mortgage-backed securities. As a result, the Fed became more aggressive and cut the federal funds rate by 200 basis points during the quarter. It also, for the first time in recent history, extended its lending facilities to non-bank financial institutions. In contrast, the European Central Bank and the Bank of England refused to follow the U.S. rate cuts, as they were concerned over inflationary pressures. The U.S. dollar continued to slide against major world currencies, which in turn pushed prices of commodities higher, and the price of oil reached $110 per barrel. From a sector perspective, the defensive consumer staples sector was the top performer. Conversely, the telecom services and information technology sectors were hardest hit. European phone operators were particularly weak due to negative operating outlook and fear of intensified market competition. Information technology stocks were also weak due to concern over slowing technology spending by corporations. Regionally, all major markets declined, while the U.S. market, in local terms, modestly outperformed the rest of the world.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

What Helped and What Hurt LOR
During the first quarter, the Fund benefited from strong stock selection in the information technology sector. Taiwan Semiconductor Manufacturing has been a large holding in the portfolio because it is one of the few global technology companies that pays a sizable dividend. The company rebounded strongly during the first quarter due to greater investor confidence on the outlook for technology spending, as well as the Taiwanese election that triggered a broad rally in Taiwan. Low-yielding information technology stocks that we did not hold, such as Google and Apple, were weak during the first quarter. In the telecom services sector, Taiwan Mobile and Egyptian Mobile were resilient amid the volatility. Telstra of Australia performed well, as competitive pressures in the Australian wireless market seem to be subsiding. A timely sale of Vodafone also helped the Fund’s returns in the telecom services sector. Stock selection in the consumer discretionary sector detracted from performance. In Japan, video game and pachinko machine (a gambling device similar to a slot machine) maker Sega Sammy fell after its earnings report made it clear that demand for pachinko machines is unlikely to rebound in the near term. U.S. telephone directory publisher Idearc also fell as the economic slowdown, combined with competitive pressures from the Internet, have hurt yellow pages advertising revenues. Both stocks were sold because we believed the sustainability of dividend payments was in doubt.

Emerging Market Currency and Debt Portfolio
(33.1% of total leveraged assets)

The Fund also seeks enhanced income through investing in high-yielding, short-duration (typically, under one year) emerging market forward currency contracts and local currency debt instruments. As of March 31, 2008, this portfolio consisted primarily of forward currency contracts (57.4%) and sovereign debt obligations (40.8%) and a smaller allocation to structured notes (1.8%) . The average duration of the emerging market currency and debt portfolio was approximately 9.4 months, as of March 31, with an average yield of 8.1%.2

Emerging Market Currency and Debt Market Review
With emerging market growth and domestic demand engines still exhibiting strength, inflation concerns continued to occupy many emerging market central banks. Unlike most developed economies, which face rising input costs, the forces driving emerging market inflation are diverse. Rising price pressures in emerging markets are driven both by structural forces (i.e., demand-driven food and energy imports) as well as supply shocks (i.e., failed harvests). This is an increasingly important dynamic in emerging markets that central bank policy must now aggressively tackle. Food inflation disproportionately affects the poorest citizens, and food and energy prices are heavily weighted in emerging markets consumer price index (CPI) baskets. The massive accumulation of foreign exchange (FX) reserves into emerging market central bank coffers in recent years certainly has not helped. We believe that the ongoing emerging markets central bank tightening, via rate hikes or through strengthening currencies in the surplus economies, may benefit the portfolio in the period ahead. We have generally favored exposures to countries with strong, sustainable growth, supportive balance of payments positions, and domestic central bank responsiveness to country-specific risk factors (i.e., imported food/energy prices, political instability and wage growth).

What Helped and What Hurt LOR
Eastern European positions, particularly in Poland, Slovakia, and Hungary, contributed to returns, despite modest weightings. Strong retail sales in Poland and Slovakia, solid export growth across all three countries (given substantial trade linkages with the Eurozone, not the United States) and upward inflation pressures prompted expectations of continued monetary tightening through the interest rate and/or currency channels. Latin American markets also contributed to return, mostly from FX and local debt positions in Peru, Colombia, and Brazil. Returns from Peru and Colombia were amongst the highest within emerging markets. In Peru, the sol rallied from buoyant commodity export inflows, while Colombian local markets benefited from ongoing central bank tightening in response to rising

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

inflation. Positions in Africa helped performance, mostly from Egyptian T-Bill holdings and positions in Nigeria. These two countries are consistently providing positive quarterly returns, and have low correlation to other portfolio positions. Reductions in Tanzania and Uganda ahead of seasonal weakness in the first quarter preserved capital, while tactical Zambian activity added value too. We avoided South Africa, which was the loss-leading country. In Asia, performance was helped by local-market positions in Malaysia, Indonesia, and Singapore. Outsized quarterly returns from Israel also contributed. Conversely, the portfolio was hurt by sizeable exposure to Turkish FX and local debt. Heightened global risk aversion, related to U.S. banking system woes, negatively impacted assets of countries with large external financing requirements, such as Turkey, while its high risk premium provided insufficient cushion, exacerbated by the simultaneous rise in domestic political tension. A lack of exposure to Romania, the Czech Republic, and Taiwan limited returns, as did long positions in India, the Philippines, and a smaller weighting in South Korea. In Latin America, a lack of exposure to Chile limited returns.

Notes to Investment Overview:

1

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of March 31, 2008; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

LOR at Market Price	$12,560
LOR at Net Asset Value	14,234
MSCI ACWI Index	13,647

Average Annual Total Returns*
Periods Ended March 31, 2008
(unaudited)

	One	Since
	Year	Inception**
Market Price	(7.34)%	8.61%
Net Asset Value	(4.04)	13.65
MSCI ACWI Index	(1.15)	11.92

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
March 31, 2008 (unaudited)
		Percentage of
Security	Value	Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	$5,899,958	4.69%
Eni SpA	5,405,993	4.30
Bank of America Corp.	4,295,203	3.42
OPAP SA	3,857,949	3.07
The Dow Chemical Co.	3,769,755	3.00
Lloyds TSB Group PLC	3,613,929	2.88
Reynolds American, Inc.	3,600,830	2.87
Telstra Corp., Ltd. Installment Receipts	3,134,931	2.49
Pfizer, Inc.	3,018,106	2.40
Citizens Communications Co.	2,653,970	2.11

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
March 31, 2008 (unaudited)

Description	Shares	Value
Common Stocks—94.0%
Australia—5.4%
Macquarie Infrastructure Group (c)	697,700	$1,772,605
TABCORP Holdings, Ltd.	145,894	1,886,655
Telstra Corp., Ltd. Installment
Receipts (c), (f)	1,220,740	3,134,931
Total Australia		6,794,191

Brazil—3.7%
Redecard SA	130,500	2,170,910
Souza Cruz SA (c)	93,800	2,431,733
Total Brazil		4,602,643

Canada—1.8%
Rothmans, Inc.	38,900	990,265
Telus Corp.	28,700	1,249,832
Total Canada		2,240,097

Egypt—2.0%
Egyptian Company for Mobile
Services	70,754	2,559,131

Finland—0.7%
Sampo Oyj, A Shares	32,000	866,417

France—5.2%
Axa	64,270	2,332,708
Gaz de France	35,100	2,119,034
Total SA	28,430	2,111,335
Total France		6,563,077

Greece—3.7%
Motor Oil (Hellas) Corinth
Refineries SA	40,100	845,793
OPAP SA	108,223	3,857,949
Total Greece		4,703,742

Ireland—1.1%
Irish Life & Permanent PLC	73,600	1,438,505

Israel—2.0%
Bank Hapoalim BM	656,918	2,535,931

Italy—7.8%
Eni SpA	158,529	5,405,993
Intesa Sanpaolo SpA	320,700	2,260,651
Mediaset SpA	98,400	910,345
Terna SpA	280,000	1,194,639
Total Italy		9,771,628

Japan—3.4%
Ichiyoshi Securities Co., Ltd.	85,300	854,883
Nissen Holdings Co., Ltd.	81,400	534,882
Nomura Holdings, Inc.	53,800	804,193
SBI Holdings, Inc.	2,205	530,456
The Sumitomo Trust and Banking
Co., Ltd.	158,000	1,087,360
Tokyo Gas Co., Ltd.	128,000	517,496
Total Japan		4,329,270

Malaysia—0.9%
British American Tobacco Malaysia
Berhad	85,500	1,136,079

Mexico—1.6%
Kimberly-Clark de Mexico SAB de CV,
Series A	460,900	2,048,396

Netherlands—1.4%
Royal Dutch Shell PLC, A Shares	49,700	1,715,219

New Zealand—2.1%
Telecom Corp. of New Zealand, Ltd.	883,878	2,598,944

Norway—1.0%
ABG Sundal Collier ASA	326,000	592,163
Prosafe ASA	41,000	644,103
Total Norway		1,236,266

South Africa—1.4%
Kumba Iron Ore, Ltd.	25,200	961,702
Pretoria Portland Cement Co., Ltd.	167,009	824,748
Total South Africa		1,786,450

South Korea—0.6%
Kookmin Bank	12,800	716,030

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2008 (unaudited)

Description	Shares	Value
Spain—0.8%
Banco Santander SA	49,270	$981,646

Taiwan—5.8%
Taiwan Mobile Co., Ltd.	709,121	1,365,512
Taiwan Semiconductor
Manufacturing Co., Ltd.	2,840,535	5,899,958
Total Taiwan		7,265,470

Turkey—2.0%
Ford Otomotiv Sanayi AS	176,200	1,373,364
Turkiye Halk Bankasi AS	205,732	1,140,986
Total Turkey		2,514,350

United Kingdom—13.3%
Barclays PLC	167,500	1,505,903
GlaxoSmithKline PLC	69,500	1,470,368
HSBC Holdings PLC	150,307	2,475,947
Kingfisher PLC	504,015	1,320,388
Lloyds TSB Group PLC (c)	403,756	3,613,929
Old Mutual PLC (c)	630,600	1,382,930
Persimmon PLC	50,800	771,275
Premier Foods PLC	446,189	994,007
Royal Bank of Scotland Group PLC	171,202	1,145,895
Taylor Wimpey PLC	121,100	450,640
United Utilities PLC	115,300	1,580,073
Total United Kingdom		16,711,355

United States—26.3%
Bank of America Corp. (c)	113,300	4,295,203
Bristol-Myers Squibb Co. (c)	58,000	1,235,400
CBL & Associates Properties, Inc. REIT	38,800	912,964
Centerplate, Inc. IDS	66,100	651,085
Cinemark Holdings, Inc.	57,500	735,425
Citigroup, Inc. (c)	95,000	2,034,900
Citizens Communications Co. (c)	253,000	2,653,970
Du Pont (E.I.) de Nemours & Co. (c)	34,000	1,589,840
Huntington Bancshares, Inc. (c)	142,400	1,530,800
Intel Corp.	31,300	662,934
Louisiana-Pacific Corp.	67,100	615,978
Masco Corp.	133,500	2,647,305
Pfizer, Inc. (c)	144,200	3,018,106
Reynolds American, Inc. (c)	61,000	3,600,830
The Dow Chemical Co. (c)	102,300	3,769,755
United Online, Inc.	81,800	863,808
USA Mobility, Inc. (a)	80,600	575,484
Verizon Communications, Inc. (c)	28,100	1,024,245
Visa, Inc.	9,700	604,892
Total United States		33,022,924

Total Common Stocks
(Identified cost $129,305,022)		118,137,761

Limited Partnership Units—1.5%
United States—1.5%
Energy Transfer Equity LP	21,400	668,536
Enterprise GP Holdings LP	19,900	594,612
Enterprise Products Partners LP	20,800	617,760
Total United States		1,880,908

Total Limited Partnership Units
(Identified cost $2,007,434)		1,880,908

	Principal
	Amount
Description	(000) (d)	Value
Foreign Government
Obligations—14.9%
Brazil—0.7%
Brazil NTN-F,
10.00%, 07/01/10	1,557	834,145

Costa Rica—0.0%
Costa Rican Bono de Estabilizacion
Monetaria,
13.35%, 09/24/08	100	209

Egypt—3.9%
Egypt Treasury Bills:
0.00%, 04/15/08	1,850	338,598
0.00%, 05/13/08	2,600	473,371
0.00%, 05/27/08	9,575	1,738,711
0.00%, 06/10/08	1,725	312,423
0.00%, 06/17/08	10,175	1,840,436
0.00%, 07/08/08	1,400	251,606
Total Egypt		4,955,145

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2008 (unaudited)

	Principal
	Amount
Description	(000) (d)	Value
Ghana—0.4%
Ghanaian Government Bonds:
13.50%, 03/30/10	330	$332,101
14.00%, 03/07/11	190	191,185
Total Ghana		523,286

Hungary—1.7%
Hungarian Government Bonds:
6.25%, 08/24/10	271,910	1,525,388
6.00%, 10/12/11	110,000	594,684
Total Hungary		2,120,072

Mexico—0.8%
Mexican Bonos,
9.00%, 12/20/12	9,367	936,546

Peru—2.7%
Peruvian Certificates of Deposit:
0.00%, 04/11/08	1,600	581,746
0.00%, 05/02/08	3,500	1,269,585
0.00%, 06/06/08	2,200	794,850
0.00%, 07/03/08	2,100	756,359
Total Peru		3,402,540

Turkey—4.7%
Turkish Government Bonds:
0.00%, 02/04/09	2,575	1,670,156
0.00%, 05/06/09	1,349	838,429
0.00%, 08/05/09	639	380,196
14.00%, 01/19/11	3,809	2,650,501
16.00%, 03/07/12	481	340,302
Total Turkey		5,879,584

Total Foreign Government
Obligations
(Identified cost $18,671,282)		18,651,527

Structured Notes—3.8%
Brazil—2.1%
Citigroup Funding, Inc. Brazil Inflation-
Indexed Currency and Credit Linked
Unsecured Notes NTN-B:
7.90%, 05/18/09 (e)	557	795,187
8.25%, 08/17/10 (e)	698	972,440
7.85%, 05/18/15 (e)	659	904,566
Total Brazil		2,672,193

Colombia—1.7%
Citigroup Funding, Inc. Colombia TES
Credit Linked Unsecured Note,
11.34%, 04/27/12 (e)	251	353,815
JPMorgan Chase & Co. Colombian
Peso Linked Notes:
11.48%, 11/14/10 (e)	800	830,560
12.48%, 03/05/15 (e)	976	956,675
Total Colombia		2,141,050

Total Structured Notes
(Identified cost $3,929,201)		4,813,243

	Principal
	Amount
Description	(000) (d)	Value
Repurchase Agreement—1.4%
State Street Bank and Trust Co.,
0.80%, 04/01/08
(Dated 03/31/08, collateralized
by $1,600,000 United States
Treasury Note, 2.00%, 01/15/16,
with a value of $1,847,059)
Proceeds of $1,807,040
(Identified cost $1,807,000)	$1,807	1,807,000

Total Investments—115.6%
(Identified cost $155,719,939) (b)		$145,290,439
Liabilities in Excess of Cash
and Other Assets—(15.6)%		(19,614,498)
Net Assets—100.0%		$125,675,941

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2008 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2008:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
AED	04/14/08	3,344,228	$913,000	$911,806	$—	$1,194
AED	04/23/08	806,000	221,004	219,945	—	1,059
AED	05/27/08	5,175,000	1,419,764	1,416,999	—	2,765
AED	06/26/08	1,938,000	533,003	531,945	—	1,058
ARS	04/04/08	2,404,376	758,000	758,510	510	—
ARS	04/15/08	1,501,066	476,000	472,896	—	3,104
ARS	04/17/08	2,278,871	719,000	717,758	—	1,242
ARS	04/25/08	1,032,954	323,000	325,020	2,020	—
ARS	05/19/08	1,572,670	493,000	493,489	489	—
ARS	08/06/08	1,564,530	484,000	485,949	1,949	—
BRL	04/04/08	170,575	97,000	97,134	134	—
BRL	06/18/08	361,692	197,000	202,995	5,995	—
BRL	09/15/08	645,840	368,000	355,070	—	12,930
BRL	11/13/08	4,735,053	2,591,000	2,566,757	—	24,243
COP	04/25/08	862,107,000	469,302	468,396	—	906
GHC	04/08/08	372,476	377,000	376,313	—	687
GHC	04/18/08	32,000	32,167	32,246	79	—
GHC	04/28/08	64,000	64,529	64,326	—	203
GHC	05/20/08	184,702	183,000	184,545	1,545	—
GHC	06/20/08	237,723	236,000	235,567	—	433
GHC	07/11/08	109,080	108,000	107,492	—	508
GHC	07/21/08	459,895	470,000	452,001	—	17,999
HUF	04/14/08	171,970,465	947,000	1,039,458	92,458	—
IDR	04/11/08	5,284,195,000	581,000	573,543	—	7,457
IDR	04/11/08	4,598,178,000	501,000	499,083	—	1,917
IDR	04/24/08	3,504,375,000	375,000	379,960	4,960	—
ILS	06/11/08	3,386,640	824,000	959,661	135,661	—
ILS	07/07/08	3,750,048	898,000	1,061,772	163,772	—
INR	04/21/08	22,317,000	548,734	555,082	6,348	—
INR	04/24/08	26,933,330	659,000	669,700	10,700	—
INR	04/25/08	26,933,330	659,000	669,633	10,633	—
INR	07/10/08	51,168,000	1,300,000	1,265,838	—	34,162
KRW	04/21/08	624,279,200	613,000	630,674	17,674	—
KRW	04/21/08	630,887,000	629,000	637,350	8,350	—
KWD	04/28/08	464,349	1,746,000	1,751,686	5,686	—
KWD	06/19/08	31,368	119,000	118,843	—	157
MYR	04/09/08	1,491,191	457,000	466,170	9,170	—
MYR	04/14/08	2,102,750	647,000	657,317	10,317	—
MYR	04/28/08	986,000	307,261	308,175	914	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2008 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2008 (continued):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
MYR	04/30/08	929,000	$290,313	$290,353	$40	$—
MYR	05/20/08	2,078,320	626,000	649,337	23,337	—
NGN	04/07/08	17,139,000	145,000	146,193	1,193	—
NGN	05/12/08	75,721,500	639,000	641,369	2,369	—
NGN	07/07/08	17,240,500	145,000	143,341	—	1,659
NGN	07/08/08	90,356,000	755,636	751,238	—	4,398
NGN	07/14/08	102,820,000	859,124	854,866	—	4,258
NGN	09/08/08	46,954,000	392,525	390,385	—	2,140
PEN	04/02/08	610,080	205,000	222,154	17,154	—
PEN	04/02/08	969,508	346,934	353,035	6,101	—
PEN	04/03/08	619,840	208,000	225,740	17,740	—
PEN	04/03/08	3,408,977	1,220,194	1,241,520	21,326	—
PEN	05/19/08	2,294,600	770,000	841,283	71,283	—
PEN	05/23/08	2,170,808	723,000	796,364	73,364	—
PEN	05/30/08	2,213,757	742,000	812,955	70,955	—
PEN	03/03/09	1,718,200	605,000	640,209	35,209	—
PHP	04/14/08	54,325,000	1,313,785	1,298,935	—	14,850
PHP	06/19/08	27,842,750	659,000	661,670	2,670	—
PLN	06/25/08	3,510,593	1,544,000	1,565,697	21,697	—
RUB	04/11/08	14,237,618	573,000	605,387	32,387	—
RUB	04/11/08	8,384,129	351,583	356,495	4,912	—
RUB	04/28/08	72,541,868	2,939,000	3,080,076	141,076	—
RUB	05/23/08	16,375,000	638,775	693,733	54,958	—
RUB	09/19/08	16,102,170	549,000	675,069	126,069	—
SGD	06/26/08	851,789	618,000	620,891	2,891	—
SKK	04/22/08	14,465,630	625,596	702,309	76,713	—
SKK	04/28/08	7,941,483	374,976	385,487	10,511	—
SKK	05/27/08	16,039,200	724,739	777,640	52,901	—
SKK	05/27/08	16,366,167	772,767	793,492	20,725	—
SKK	06/25/08	11,951,601	571,000	578,933	7,933	—
TRY	10/10/08	328,955	254,000	229,694	—	24,306
TRY	10/10/08	505,235	386,000	352,781	—	33,219
TRY	10/10/08	2,700,601	1,940,644	1,885,699	—	54,945
TZS	04/16/08	567,840,000	416,000	462,838	46,838	—
TZS	04/16/08	511,803,000	438,000	417,163	—	20,837
TZS	04/21/08	393,870,000	285,000	320,885	35,885	—
TZS	04/30/08	512,913,902	376,589	417,512	40,923	—
TZS	05/27/08	195,835,000	163,414	158,654	—	4,760
TZS	06/11/08	347,983,200	255,000	281,221	26,221	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2008 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2008 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
UAH	04/14/08	2,257,350	$447,000	$449,934	$2,934	$—
UAH	04/29/08	3,187,000	625,515	632,252	6,737	—
UAH	05/19/08	2,740,500	540,000	541,428	1,428	—
UAH	06/05/08	426,300	84,000	83,913	—	87
UAH	06/24/08	1,800,000	358,209	352,621	—	5,588
UAH	08/19/08	4,535,190	891,000	875,640	—	15,360
UAH	08/26/08	1,747,620	342,000	336,815	—	5,185
UAH	08/27/08	2,243,290	439,000	432,233	—	6,767
UAH	08/28/08	1,902,000	372,576	366,379	—	6,197
UAH	09/05/08	930,000	181,287	178,776	—	2,511
UAH	09/22/08	1,542,000	301,466	295,130	—	6,336
UGX	05/16/08	350,880,000	204,000	204,961	961	—
UGX	05/30/08	295,537,500	166,500	172,024	5,524	—
UGX	07/10/08	411,917,400	235,000	237,471	2,471	—
UGX	07/17/08	415,952,350	235,000	239,218	4,218	—
UGX	08/28/08	226,560,000	128,000	128,435	435	—
UGX	09/02/08	484,158,000	274,000	274,000	—	—
VND	05/02/08	3,673,600,000	224,000	226,982	2,982	—
VND	06/02/08	3,662,400,000	224,000	225,221	1,221	—
VND	07/01/08	3,684,800,000	224,000	225,406	1,406	—
VND	07/01/08	9,678,630,000	598,000	592,059	—	5,941
ZMK	04/03/08	455,565,000	121,000	124,390	3,390	—
ZMK	06/03/08	454,485,000	123,000	123,132	132	—
ZMK	01/12/09	792,682,470	191,000	199,440	8,440	—
Total Forward Currency Purchase Contracts			$56,315,911	$57,561,567	$1,577,024	$331,368

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
March 31, 2008 (unaudited)

Forward Currency Sale Contracts open at March 31, 2008:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
ARS	04/04/08	2,404,376	$759,197	$758,509	$688	$—
BRL	06/18/08	1,509,167	879,314	847,000	32,314	—
BRL	06/18/08	4,778,407	2,747,000	2,681,816	65,184	—
COP	06/09/08	1,350,723,000	726,000	726,445	—	445
COP	02/27/09	1,969,042,000	986,000	997,601	—	11,601
EUR	04/22/08	430,000	625,596	678,351	—	52,755
EUR	04/28/08	411,000	633,968	648,244	—	14,276
EUR	04/28/08	243,000	374,976	383,269	—	8,293
EUR	05/27/08	489,000	724,739	770,147	—	45,408
EUR	05/27/08	501,000	772,767	789,046	—	16,279
EUR	05/27/08	1,408,225	2,203,731	2,217,873	—	14,142
HUF	04/14/08	67,506,750	411,000	408,038	2,962	—
HUF	04/14/08	101,716,708	586,000	614,816	—	28,816
HUF	04/14/08	70,253,757	427,725	424,642	3,083	—
ILS	06/11/08	3,386,640	932,009	959,661	—	27,652
ILS	07/07/08	3,750,048	1,030,629	1,061,772	—	31,143
MXN	04/03/08	10,081,370	937,000	946,873	—	9,873
PEN	04/02/08	1,579,588	540,769	575,189	—	34,420
PEN	04/03/08	2,141,015	732,722	779,739	—	47,017
PEN	04/03/08	1,887,802	658,000	687,521	—	29,521
PEN	05/19/08	1,943,078	667,724	712,402	—	44,678
PEN	05/19/08	7,029,340	2,524,000	2,577,210	—	53,210
PEN	05/23/08	1,807,188	621,027	662,969	—	41,942
PEN	05/30/08	1,807,188	621,027	663,651	—	42,624
RUB	04/11/08	22,621,746	938,000	961,882	—	23,882
RUB	04/28/08	13,242,300	555,000	562,259	—	7,259
RUB	05/23/08	16,375,000	645,384	693,733	—	48,349
SKK	05/27/08	13,938,320	674,000	675,781	—	1,781
TRY	10/10/08	2,080,000	1,588,999	1,452,363	136,636	—
TRY	10/10/08	1,454,792	1,137,000	1,015,811	121,189	—
TRY	10/10/08	2,344,846	1,685,000	1,637,293	47,707	—
TZS	04/14/08	331,687,500	281,091	270,405	10,686	—
TZS	04/21/08	900,115,000	768,672	733,321	35,351	—
TZS	06/11/08	347,983,200	263,634	281,221	—	17,587
UAH	08/28/08	1,157,120	226,000	222,894	3,106	—
ZMK	04/03/08	455,565,000	124,812	124,390	422	—
Total Forward Currency Sale Contracts			$31,010,512	$31,204,137	459,328	652,953
Gross unrealized appreciation/depreciation on Forward Currency Contracts					$2,036,352	$984,321

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
March 31, 2008 (unaudited)

(a)	Non-income producing security.

(b)

For federal income tax purposes, the aggregate cost was $155,719,939, aggregate gross unrealized appreciation was $8,710,564, aggregate gross unrealized depreciation was $19,140,064 and the net unrealized depreciation was $10,429,500.

(c)	Segregated security for forward currency contracts.

(d)	Principal amount denominated in respective country’s currency unless otherwise specified.

(e)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At March 31, 2008, these securities amounted to 3.8% of net assets and are not considered to be liquid. Principal amount denominated in U.S. dollars. Interest rate shown reflects current yield as of March 31, 2008.

(f)

Indicates an equity issuance in which the Fund does not pay the full value of the issue up front. In the purchase of an installment receipt, an initial payment is made to the issuer at the time the issue closes and the remaining balance must be paid in installments, typically within a two-year period. The Fund is still entitled to full voting rights and dividends.

Security Abbreviations:
IDS — Income Deposit Security
NTN-B — Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F — Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT — Real Estate Investment Trust
TES — Titulos de Tesoreria

Currency Abbreviations:
AED	—	United Arab Emirates	MYR	—	Malaysian Ringgit
		Dirham	NGN	—	Nigerian Naira
ARS	—	Argentine Peso	PEN	—	Peruvian New Sol
BRL	—	Brazilian Real	PHP	—	Philippine Peso
COP	—	Colombian Peso	PLN	—	Polish Zloty
EUR	—	Euro	RUB	—	Russian Ruble
GHC	—	Ghanaian Cedi	SGD	—	Singapore Dollar
HUF	—	Hungarian Forint	SKK	—	Slovenska Koruna
IDR	—	Indonesian Rupiah	TRY	—	New Turkish Lira
ILS	—	Israeli Shekel	TZS	—	Tanzanian Shilling
INR	—	Indian Rupee	UAH	—	Ukranian Hryvnia
KRW	—	South Korean Won	UGX	—	Ugandan Shilling
KWD	—	Kuwaiti Dinar	VND	—	Vietnamese Dong
MXN	—	Mexican Peso	ZMK	—	Zambian Kwacha

Portfolio holdings by industry (as percentage of net assets):
Industry
Alcohol & Tobacco	6.5%
Automotive	1.1
Banking	15.7
Chemicals	4.3
Commercial Services	0.5
Computer Software	0.7
Drugs	4.6
Electric	2.2
Energy Integrated	8.0
Energy Services	2.0
Financial Services	11.2
Food & Beverages	0.8
Forest & Paper Products	2.1
Gas Utilities	2.1
Housing	3.7
Insurance	2.5
Leisure & Entertainment	5.8
Metals & Mining	0.8
Real Estate	0.7
Retail	1.5
Semiconductors & Components	5.2
Telecommunications	12.1
Transportation	1.4
Subtotal	95.5
Foreign Government Obligations	14.9
Structured Notes	3.8
Repurchase Agreement	1.4
Total Investments	115.6%

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (continued)
March 31, 2008 (unaudited)

Valuation of Investments:

Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contracts. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Fair Value Measurement:

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
March 31, 2008 (unaudited)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2008:

	Lazard World Dividend &
	Income Fund, Inc.
		Other
	Investments	Financial
Level	in Securities	Instruments*
Level 1	$120,018,669	$—
Level 2	19,935,241	1,052,031
Level 3	5,336,529	—
Total	$145,290,439	$1,052,031

*

Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Lazard World Dividend &
	Income Fund, Inc.
		Other
	Investments	Financial
	in Securities	Instruments
Balance as of 12/31/07	$4,017,711	$—
Accrued discounts/
premiums	1,031	—
Realized gain (loss)*	—	—
Change in unrealized
appreciation/depreciation	145,622	—
Net purchases (sales)	1,172,165	—
Net transfers in and/or
out of Level 3	—	—
Balance as of 3/31/08	$5,336,529	$—
Net change in unrealized
appreciation/depreciation
from Investments still held
as of 3/31/08	$145,622	$—

*	The realized gain (loss) recognized during the period ended 3/31/08 for other financial instruments was $0.

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valua- tion, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open mar- ket within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

	Position(s)	Principal Occupation(s) During Past 5 Years
Name (Age)	with the Fund(1)	and Other Directorships Held
Board of Directors:
Class I — Directors with Term Expiring in 2010
Independent Directors:
Leon M. Pollack (67)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee,
Adelphi University
Robert M. Solmson (60)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive
Officer and Chairman, RFS Hotel Investors, Inc.; Former Director,
Morgan Keegan & Co., Inc.; Former Director, Independent Bank,
Memphis
Interested Director:
Charles Carroll (47)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the
	President and Director	Investment Manager
Class II — Directors with Term Expiring in 2011
Independent Directors:
Kenneth S. Davidson (63)	Director	President, Davidson Capital Management Corporation; President,
Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of
the Board, Bridgehampton Chamber Music Festival; Trustee,
American Friends of the National Gallery, London
Nancy A. Eckl (45)	Director	Former Vice President, Trust Investments, American Beacon
Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement
Equities Fund; Trustee, TIAA-CREF Institutional Mutual Funds,
TIAA-CREF Life Funds and TIAA Separate Account VA-I
Lester Z. Lieberman (77)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey;
Director, Cives Steel Co.; Director, Northside Power Transmission
Co.; Advisory Trustee, New Jersey Medical School; Director,
Public Health Research Institute; Trustee Emeritus, Clarkson
University; Council of Trustees, New Jersey Performing Arts
Center
Class III — Directors with Term Expiring in 2009
Independent Director:
Richard Reiss, Jr. (64)	Director	Chairman, Georgica Advisors LLC, an investment manager;
Director, O’Charley’s, Inc., a restaurant chain
Interested Director:
Ashish Bhutani (48)	Director	Chief Executive Officer of the Investment Manager

(1)  Each Director also serves as a Director for The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately- offered fund registered under the Investment Company Act of 1940 that is advised by an affiliate of the Investment Manager.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Position(s)
Name (Age)	with the Fund(1)	Principal Occupation(s) During Past 5 Years
Officers:
Nathan A. Paul (35)	Vice President	Managing Director and General Counsel of the Investment
	and Secretary	Manager
Stephen St. Clair (49)	Treasurer	Vice President of the Investment Manager
Brian Kawakami (58)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the
Investment Manager; Chief Compliance Officer at INVESCO,
from July 2002 to April 2006
Brian D. Simon (45)	Assistant Secretary	Director of the Investment Manager
David A. Kurzweil (33)	Assistant Secretary	Senior Vice President of the Investment Manager
Cesar A. Trelles (33)	Assistant Treasurer	Fund Administration Manager of the Investment Manager;
Manager for Mutual Fund Finance Group at UBS Global Asset
Management, from August 1998 to August 2004

(1) Each officer also serves as an officer for each of the Lazard Funds.

Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com
This report is intended only for the information of stockholders of Common Stock of Lazard World Dividend & Income Fund, Inc.